PLEDGE AGREEMENT

         PLEDGE AGREEMENT, dated as of July 29, 1998, made by CD RADIO INC., a Delaware corporation (the "Company"), in favor of Bank of America National Trust and Savings Association, as Administrative Agent (in such capacity, the "Agent") for the Banks from time to time parties to the Credit Agreement, dated as of June 30, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, the Agent and such Banks.


                              W I T N E S S E T H:
                              --------------------


         WHEREAS, pursuant to the Credit Agreement, the Banks have severally agreed to make Loans to the Company upon the terms and subject to the conditions set forth therein;

         WHEREAS, the Company is a party to the Pledged Contracts; and

         WHEREAS, it is a condition precedent to the obligation of the Banks to make their respective Loans to the Company under the Credit Agreement that the Company shall have executed and delivered this Pledge Agreement to the Agent for the ratable benefit of the Banks.

         NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Banks to enter into the Credit Agreement and to induce the Banks to make their respective Loans under the Credit Agreement, the Company hereby agrees with the Agent, for the ratable benefit of the Banks, as follows:

         1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         (b) The following terms shall have the following meanings:

         "Agreement": this Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

         "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

         "Collateral": the Pledged Contracts and all Proceeds.

         "Collateral Account": any account established to hold money Proceeds, maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Banks only as provided in paragraph 6(a).

         "Pledged Contracts": the contracts and agreements listed in Schedule 1, as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of the Company to receive moneys due and to become due to it thereunder or in connection therewith, including, but not limited to, any termination payments thereunder (ii) all rights of the Company to damages arising thereunder and (iii) all rights of the Company to perform and to exercise all remedies thereunder.

         "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all income from the Pledged Contracts, collections thereon or distributions with respect thereto.

         (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Pledge; Grant of Security Interest. The Company hereby assigns and transfers to the Agent, and hereby grants to Agent, for the ratable benefit of the Banks, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         3. Representations and Warranties. The Company represents and warrants that:

         (a) Perfected First Priority Liens. The security interests granted pursuant to this Agreement (1) upon completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Agent, for the ratable benefit of the Banks, as collateral security for the Obligations, enforceable in accordance with the terms hereof against all creditors of the Company and any Persons purporting to purchase any Collateral from the Company and (2) are prior to all other Liens on the Collateral in existence on the date hereof except for unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law.

         (b) Chief Executive Office. On the date hereof, the Company's jurisdiction of organization and the location of the Company's chief executive office or sole place of business are specified on Schedule 3.

         (c) Pledged Contracts. (1) No consent of any party (other than the Company) to any Pledged Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement.

         (2) Each Pledged Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (3) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Pledged Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Pledged Contract to any material adverse limitation, either specific or general in nature.

         (4) Neither the Company nor (to the best of the Company's knowledge) any of the other parties to the Pledged Contracts is in default in the performance or observance of any of the terms thereof in any manner that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (5) The right, title and interest of the Company in, to and under the Pledged Contracts are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (6) The Company has delivered to the Agent a complete and correct copy of each Pledged Contract, including all amendments, supplements and other modifications thereto.

         (7) No amount payable to the Company under or in connection with any Pledged Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent.

         (8) None of the parties to any Pledged Contract is a Governmental Authority.

         4. Covenants. The Company covenants and agrees with the Agent and the Banks that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

         (a) Maintenance of Perfected Security Interest; Further Documentation.
(1) The Company shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in subsection 3(a) and shall defend such security interest against the claims and demands of all Persons whomsoever.

         (2) The Company will furnish to the Agent and the Banks from time to time statements and schedules further identifying and describing the assets and property of the Company and such other reports in connection therewith as the Agent may reasonably request, all in reasonable detail.

         (3) At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Company, the Company will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts and any other relevant Collateral, taking any actions necessary to enable the Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

         (b) Changes in Locations, Name, etc. The Company will not, except upon 15 days' prior written notice to the Agent and delivery to the Agent of (a) all additional executed financing statements and other documents reasonably requested by the Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 3:

         (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in subsection 3(b); or

         (ii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Agreement would become misleading.

         (c) Notices. Such Company will advise the Agent promptly, in reasonable detail, of:

         (1) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Agent to exercise any of its remedies hereunder; and

         (2) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

         (d) Pledged Contracts. (1) The Company will perform and comply in all material respects with all its obligations under the Pledged Contracts.

         (2) The Company will not amend, modify, terminate or waive any provision of any Pledged Contract in any manner which could reasonably be expected to materially adversely affect the value of such Pledged Contract as Collateral.

         (3) The Company will exercise promptly and diligently each and every material right which it may have under each Pledged Contract (other than any right of termination).

         (4) The Company will deliver to the Agent a copy of each material demand, notice or document received by it relating in any way to any Pledged Contract that questions the validity or enforceability of such Pledged Contract.

         (e) The Company shall maintain the security interest created by this Agreement as a first, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Company, the Company will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement.

         (f) The Company shall pay, and save the Agent and the Banks harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         5. Rights of the Banks and the Agent. All money Proceeds received by the Agent hereunder shall be held by the Agent for the benefit of the Banks in a Collateral Account. All Proceeds while held by the Agent in a Collateral Account (or by the Company in trust for the Agent and the Banks) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in paragraph 6(a).

         6. Remedies. (a) If an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Agent may elect.

         (b) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the Company, the Agent shall have the right to receive any payments made to the Company under the Pledged Contracts.

         (c) If an Event of Default shall have occurred and be continuing, the Agent or its nominee, on behalf of the Banks, may, at the Agent's sole option, assume and perform upon the rights and obligations of the Company under the Pledged Contracts and in such event shall have all rights and obligations of the Company thereunder; provided, however, that no action by the Agent shall constitute an assumption or agreement to perform the Pledged Contracts other than an express written assumption agreement executed by a duly authorized officer of the Agent.

         (d) If an Event of Default shall have occurred and be continuing, the Agent, on behalf of the Banks, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Company or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, transfer or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk). The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Banks hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Agent, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Company. To the extent permitted by applicable law, the Company waives all claims, damages and demands it may acquire against the Agent or any Bank arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Company shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Bank to collect such deficiency.

         7. Agent's Appointment as Attorney-in-Fact. (a) The Company hereby irrevocably constitutes and appoints the Agent and any officer or agent of the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in the Agent's own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

         (b) The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 7(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         8. Conditions to Effectiveness. The rights and obligations hereunder are subject to the condition that the Agent shall have received, in form and substance satisfactory to the Agent, (i) this Agreement, duly executed and delivered by the Company and (ii) an Acknowledgment and Consent, substantially in the form of Annex A, duly executed and delivered by Space Systems/Loral, Inc.

         9. Duty of Agent. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Bank nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Agent and the Banks hereunder are solely to protect the Agent's and the Banks' interests in the Collateral and shall not impose any duty upon the Agent or any Bank to exercise any such powers. The Agent and the Banks shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Company for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         10. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Company authorizes the Agent to file financing statements with respect to the Collateral without the signature of the Company in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         11. Authority of Agent. The Company acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Banks, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Company, the Agent shall be conclusively presumed to be acting as agent for the Banks with full and valid authority so to act or refrain from acting, and neither the Company nor any party to the Pledged Contracts shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         12. Notices. All notices, requests and demands to or upon the Agent or the Company to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed to the Agent or the Company at its address or transmission number for notices provided in subsection 10.2 of the Credit Agreement. The Agent and the Company may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

         13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         14. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Company and the Agent on behalf of the Banks as required by Section 10.1 of the Credit Agreement, provided that any provision of this Agreement may be waived by the Agent and the Banks in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent.

         (b) Neither the Agent nor any Bank shall by any act (except by a written instrument pursuant to paragraph 14(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Bank would otherwise have on any future occasion.

         (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         15. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         16. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Company and shall inure to the benefit of the Agent and the Banks and their successors and assigns.

         17. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                        CD RADIO INC.

                                        By: \s\ Andrew Greenebaum
                                           ----------------------------------
                                        Title: Executive Vice President & CFO
                                              -------------------------------

                                                                         ANNEX A

                           ACKNOWLEDGEMENT AND CONSENT


         The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement, dated as of June 30, 1998 (the "Pledge Agreement"), made by CD Radio Inc. for the benefit of Bank of America National Trust and Savings Association, as Administrative Agent (in such capacity, the "Agent"). The undersigned agrees for the benefit of the Agent and the Banks as follows:

         1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

         2. The terms of Section 6 of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 6 of the Pledge Agreement.

         3. In the event of an assignment of the Pledged Contracts by the Agent, the undersigned agrees to recognize and attorn to such assignee as the successor in interest to the Company thereunder.

                                        SPACE SYSTEMS/LORAL, INC.


                                        By:
                                            ------------------------------
                                        Name:
                                            ------------------------------
                                        Title:
                                            ------------------------------

                                        Address for Notices:

                                        Space Systems/Loral, Inc. 3825 Fabian
                                        Way, M/S PS-1 Palo Alto, CA 94303
                                        Attention: Karen Carissimi
                                        Tel: 650-852-5403
                                        Fax: 650-852-5377

                                                                      SCHEDULE 1
                                                             TO PLEDGE AGREEMENT


                        DESCRIPTION OF PLEDGED CONTRACTS

         1. Article 7 of the Amended and Restated Contract, SS/L-TP 9003-02, dated as of June 30, 1998, among the Company and Space Systems/Loral, Inc., as amended, supplemented or otherwise modified from time to time.

                                                                      SCHEDULE 2
                                                             TO PLEDGE AGREEMENT



                            ACTIONS TO PERFECT LIENS

         1. Filing of Form UCC-1 in the office of the New York State Secretary of State.

         2. Filing of Form UCC-1 in the office of the New York City Register.

                                                                      SCHEDULE 3
                                                             TO PLEDGE AGREEMENT



                    LOCATION OF JURISDICTION OF ORGANIZATION
                           AND CHIEF EXECUTIVE OFFICE

              1. Jurisdiction of organization: Delaware

              2. Jurisdiction of chief executive office: New York

                            1180 Avenue of the Americas
                            New York, New York